Exhibit 99.1
KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017
RECAST RECONCILIATION
(Unaudited)

(Millions of dollars, except per share amounts)	Previously Reported	Adjustments	Recast

Net Sales	$4,582	$21	$4,603
Cost of products sold	2,984	11	2,995
Gross Profit	1,598	10	1,608
Marketing, research and general expenses	759	(6)	753
Other (income) and expense, net	27	—	27
Operating Profit	812	16	828
Nonoperating expense	—	(16)	(16)
Interest income	3	—	3
Interest expense	(72)	—	(72)
Income Before Income Taxes and Equity Interests	743	—	743
Provision for income taxes	(143)	—	(143)
Income Before Equity Interests	600	—	600
Share of net income of equity companies	25	—	25
Net Income	625	—	625
Net income attributable to noncontrolling interests	(8)	—	(8)
Net Income Attributable to Kimberly-Clark Corporation	$617	$—	$617

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic	$1.76	$—	$1.76
Diluted	$1.75	$—	$1.75

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017
RECAST RECONCILIATION
(Unaudited)

(Millions of dollars, except per share amounts)	Previously Reported	Adjustments	Recast

Net Sales	$4,640	$25	$4,665
Cost of products sold	2,981	17	2,998
Gross Profit	1,659	8	1,667
Marketing, research and general expenses	813	(6)	807
Other (income) and expense, net	(8)	—	(8)
Operating Profit	854	14	868
Nonoperating expense	—	(14)	(14)
Interest income	3	—	3
Interest expense	(78)	—	(78)
Income Before Income Taxes and Equity Interests	779	—	779
Provision for income taxes	(224)	—	(224)
Income Before Equity Interests	555	—	555
Share of net income of equity companies	24	—	24
Net Income	579	—	579
Net income attributable to noncontrolling interests	(12)	—	(12)
Net Income Attributable to Kimberly-Clark Corporation	$567	$—	$567

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic	$1.61	$—	$1.61
Diluted	$1.60	$—	$1.60

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2017
RECAST RECONCILIATION
(Unaudited)

(Millions of dollars, except per share amounts)	Previously Reported	Adjustments	Recast

Net Sales	$4,554	$22	$4,576
Cost of products sold	2,910	14	2,924
Gross Profit	1,644	8	1,652
Marketing, research and general expenses	842	(7)	835
Other (income) and expense, net	3	—	3
Operating Profit	799	15	814
Nonoperating expense	—	(15)	(15)
Interest income	2	—	2
Interest expense	(85)	—	(85)
Income Before Income Taxes and Equity Interests	716	—	716
Provision for income taxes	(202)	—	(202)
Income Before Equity Interests	514	—	514
Share of net income of equity companies	26	—	26
Net Income	540	—	540
Net income attributable to noncontrolling interests	(9)	—	(9)
Net Income Attributable to Kimberly-Clark Corporation	$531	$—	$531

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic	$1.50	$—	$1.50
Diluted	$1.49	$—	$1.49

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2017
RECAST RECONCILIATION
(Unaudited)

(Millions of dollars, except per share amounts)	Previously Reported	Adjustments	Recast

Net Sales	$4,483	$21	$4,504
Cost of products sold	2,831	13	2,844
Gross Profit	1,652	8	1,660
Marketing, research and general expenses	813	(6)	807
Other (income) and expense, net	5	—	5
Operating Profit	834	14	848
Nonoperating expense	—	(14)	(14)
Interest income	2	—	2
Interest expense	(83)	—	(83)
Income Before Income Taxes and Equity Interests	753	—	753
Provision for income taxes	(207)	—	(207)
Income Before Equity Interests	546	—	546
Share of net income of equity companies	29	—	29
Net Income	575	—	575
Net income attributable to noncontrolling interests	(12)	—	(12)
Net Income Attributable to Kimberly-Clark Corporation	$563	$—	$563

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic	$1.58	$—	$1.58
Diluted	$1.57	$—	$1.57

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2017
RECAST RECONCILIATION
(Unaudited)

(Millions of dollars, except per share amounts)	Previously Reported	Adjustments	Recast

Net Sales	$18,259	$89	$18,348
Cost of products sold	11,706	55	11,761
Gross Profit	6,553	34	6,587
Marketing, research and general expenses	3,227	(25)	3,202
Other (income) and expense, net	27	—	27
Operating Profit	3,299	59	3,358
Nonoperating expense	—	(59)	(59)
Interest income	10	—	10
Interest expense	(318)	—	(318)
Income Before Income Taxes and Equity Interests	2,991	—	2,991
Provision for income taxes	(776)	—	(776)
Income Before Equity Interests	2,215	—	2,215
Share of net income of equity companies	104	—	104
Net Income	2,319	—	2,319
Net income attributable to noncontrolling interests	(41)	—	(41)
Net Income Attributable to Kimberly-Clark Corporation	$2,278	$—	$2,278

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic	$6.44	$—	$6.44
Diluted	$6.40	$—	$6.40

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2016
RECAST RECONCILIATION
(Unaudited)

(Millions of dollars, except per share amounts)	Previously Reported	Adjustments	Recast

Net Sales	$18,202	$85	$18,287
Cost of products sold	11,551	45	11,596
Gross Profit	6,651	40	6,691
Marketing, research and general expenses	3,326	(26)	3,300
Other (income) and expense, net	8	—	8
Operating Profit	3,317	66	3,383
Nonoperating expense	—	(66)	(66)
Interest income	11	—	11
Interest expense	(319)	—	(319)
Income Before Income Taxes and Equity Interests	3,009	—	3,009
Provision for income taxes	(922)	—	(922)
Income Before Equity Interests	2,087	—	2,087
Share of net income of equity companies	132	—	132
Net Income	2,219	—	2,219
Net income attributable to noncontrolling interests	(53)	—	(53)
Net Income Attributable to Kimberly-Clark Corporation	$2,166	$—	$2,166

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic	$6.03	$—	$6.03
Diluted	$5.99	$—	$5.99

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2015
RECAST RECONCILIATION
(Unaudited)

(Millions of dollars, except per share amounts)	Previously Reported	Adjustments	Recast

Net Sales	$18,591	$91	$18,682
Cost of products sold	11,967	48	12,015
Gross Profit	6,624	43	6,667
Marketing, research and general expenses	3,443	(27)	3,416
Other (income) and expense, net	1,568	(1,355)	213
Operating Profit	1,613	1,425	3,038
Nonoperating expense	—	(1,425)	(1,425)
Interest income	17	—	17
Interest expense	(295)	—	(295)
Income Before Income Taxes and Equity Interests	1,335	—	1,335
Provision for income taxes	(418)	—	(418)
Income Before Equity Interests	917	—	917
Share of net income of equity companies	149	—	149
Net Income	1,066	—	1,066
Net income attributable to noncontrolling interests	(53)	—	(53)
Net Income Attributable to Kimberly-Clark Corporation	$1,013	$—	$1,013

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic	$2.78	$—	$2.78
Diluted	$2.77	$—	$2.77

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2014
RECAST RECONCILIATION
(Unaudited)

(Millions of dollars, except per share amounts)	Previously Reported	Adjustments	Recast

Net Sales	$19,724	$93	$19,817
Cost of products sold	13,041	24	13,065
Gross Profit	6,683	69	6,752
Marketing, research and general expenses	3,709	(29)	3,680
Other (income) and expense, net	453	—	453
Operating Profit	2,521	98	2,619
Nonoperating expense	—	(98)	(98)
Interest income	18	—	18
Interest expense	(284)	—	(284)
Income From Continuing Operations Before Income Taxes and Equity Interests	2,255	—	2,255
Provision for income taxes	(856)	—	(856)
Income From Continuing Operations Before Equity Interests	1,399	—	1,399
Share of net income of equity companies	146	—	146
Income From Continuing Operations	1,545	—	1,545
Income from discontinued operations, net of income taxes	50	—	50
Net Income	1,595	—	1,595
Net income attributable to noncontrolling interests in continuing operations	(69)	—	(69)
Net Income Attributable to Kimberly-Clark Corporation	$1,526	$—	$1,526

Per Share Basis
Net Income Attributable to Kimberly-Clark Corporation
Basic
Continuing operations	$3.94	$—	$3.94
Discontinued operations	0.13	—	0.13
Net income	$4.07	$—	$4.07

Diluted
Continuing operations	$3.91	$—	$3.91
Discontinued operations	0.13	—	0.13
Net income	$4.04	$—	$4.04